UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2024
SEAPORT ENTERTAINMENT GROUP INC.
(Exact name of registrant as specified in charter)

Delaware	001-42113	99-0947924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Water Street, 28th Floor
New York, NY		10038
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (212) 732-8257
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SEG	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.
On September 10, 2024, Seaport Entertainment Group Inc. (the “Company”) announced that the Board of the Directors of the Company (the “Board”) has authorized and approved a plan to proceed with a Rights Offering (the “Rights Offering”) pursuant to which the Company will distribute transferable subscription rights (“subscription rights”) to purchase up to 7,000,000 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) to holders of record of the Company’s common stock as of 5:00 p.m., New York City time, on September 20, 2024 (the “Record Date”).
The Rights Offering will give Company stockholders as of the Record Date the opportunity to subscribe for their basic subscription amount of newly issued shares of the Company’s common stock in proportion to their respective existing ownership amounts. Company stockholders who exercise their respective full basic subscription rights will have over-subscription privileges giving such Company stockholders the option to subscribe for any shares of common stock that remain unsubscribed at the expiration of the Rights Offering, subject to certain ownership limitations. If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the amount offered in the Rights Offering, then the aggregate over-subscription amount will be pro-rated among the Company stockholders exercising their respective over-subscription privileges based on the basic subscription amounts of such stockholders.
Upon commencement of the Rights Offering, the Company will distribute to each holder of the Company’s common stock as of the Record Date transferable subscription rights to purchase shares of the Company’s common stock at a subscription price of $25.00 per share. Each Record Date stockholder will be issued one right for each outstanding share of the Company’s common stock owned on the Record Date. Each right will entitle the holder to purchase a number of new shares of common stock equal to 7,000,000 divided by the number of shares of common stock outstanding on the Record Date. Trading in the rights on NYSE American LLC (“NYSE American”) is expected to begin on a “when-issued” basis on September 19, 2024 under the symbol “SEG RTWI”. Trading in the rights on NYSE American is expected to begin on a “regular way” basis on September 24, 2024 under the symbol “SEG RT” and continue until the close of trading on NYSE American on October 9, 2024 (or, if the offer is extended, on the business day immediately prior to the extended expiration date). The Rights Offering is currently expected to commence promptly after the Record Date and expire at 5:00 P.M., Eastern Time, on October 10, 2024, unless extended by the Company.
The Rights Offering will be backstopped by Pershing Square Capital Management, L.P., through investment funds advised by it (“Pershing Square”). Pershing Square has agreed to (i) exercise its pro rata subscription right with respect to the Rights Offering and (ii) purchase from the Company, subject to the terms and conditions thereof, at the Rights Offering subscription price of $25.00 per share, any shares of Common Stock not purchased upon the expiration of the Rights Offering, up to $175.0 million in the aggregate, such that the Rights Offering gross proceeds to the Company would be $175.0 million.
A registration statement (including a prospectus) on Form S-1 relating to the Rights Offering has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective. There may be no sale of the rights or the Company’s Common Stock, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. The Rights Offering will only be made by means of a prospectus. Copies of the prospectus, when it becomes available, will be distributed to all eligible stockholders as of the Record Date and may also be obtained free of charge at the website maintained by the SEC at www.sec.gov, by contacting Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attn: Equity Syndicate Department, telephone: (800) 326-5897, or by contacting the information agent for the rights offering.
On September 10, 2024, the Company issued a press release to announce the Rights Offering, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or any of its subsidiaries, nor shall there be any offer, solicitation or sale of any securities of the

Company or any of its subsidiaries in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated September 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, including with respect to the proposed Rights Offering and the concurrent private placement, and the anticipated benefits of the Rights Offering including the size, timing, price, anticipated proceeds therefrom and the use of such proceeds. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to macroeconomic conditions; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties in Manhattan and the Las Vegas area; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; risks related to the disruption or failure of information technology networks and related systems; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property; the significant influence Pershing Square has over the Company; the ability to realize the anticipated benefits of the Rights Offering, the financial and operating performance of the Company following the Rights Offering; and the other factors detailed in the Company’s Registration Statement filed on Form S-1 (Registration No. 333-279690), and related prospectus, as well as other risks discussed in the Company’s filings with the SEC from time to time. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof. The Company disclaims any duty to update the information herein, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAPORT ENTERTAINMENT GROUP INC.

By:	/s/ Lucy Fato
Name: Lucy Fato
Title: EVP, General Counsel & Corporate Secretary

Date: September 10, 2024